UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 11/13/2017

INFORMATION ANALYSIS INCORPORATED
(Exact name of registrant as specified in its charter)

Commission File Number: 000-22405

VA	54-1167364
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

11240 Waples Mill Rd, Ste 201, Fairfax, VA 22030
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant’s telephone number, including area code)

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.
Results of Operations and Financial Condition

On November 13, 2017, Information Analysis Incorporated issued a press release reporting earnings and other financial results for its quarter and nine months ended September 30, 2017. A copy of this press release, captioned "Information Analysis Incorporated Reports Profitable Third Quarter Results", is attached as Exhibit 99.1 to this Current Report on Form 8-K (the "8-K"). The information in this 8-K, including the exhibit, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.
Financial Statements and Exhibits

Press Release dated November 13, 2017, captioned: "Information Analysis Incorporated Reports Profitable Third Quarter Results".

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION ANALYSIS INCORPORATED

Date: November 13, 2017	By:	/s/ Matthew T. Sands
Matthew T. Sands
Controller

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	IAI Press Release dated November 13, 2017